DERIVED INFORMATION 4/06/05

$17,112,500

Class M-4

Mezzanine Bonds Offered

(Approximate)

$925,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-3

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

HEAT 2005-3 (Class M-4)

Cashflows to Call at 100% Prospectus Prepayment Speed (PPC) assuming:
-	1 Month Libor is (and remains) at 2.90%
-	6 Month Libor is (and remains at) 3.38%
-	Triggers do not Fail
-	No Collateral Losses Occur
-	Per annum spread to 1 Month Libor on Class M-4 is 0.64%

Period	Balance	Interest	Principal
0	17,112,500	-	-
1	17,112,500	45,434	-
2	17,112,500	52,165	-
3	17,112,500	50,482	-
4	17,112,500	52,165	-
5	17,112,500	52,165	-
6	17,112,500	50,482	-
7	17,112,500	52,165	-
8	17,112,500	50,482	-
9	17,112,500	52,165	-
10	17,112,500	52,165	-
11	17,112,500	47,116	-
12	17,112,500	52,165	-
13	17,112,500	50,482	-
14	17,112,500	52,165	-
15	17,112,500	50,482	-
16	17,112,500	52,165	-
17	17,112,500	52,165	-
18	17,112,500	50,482	-
19	17,112,500	52,165	-
20	17,112,500	50,482	-
21	17,112,500	52,165	-
22	17,112,500	52,165	-
23	17,112,500	47,116	-
24	17,112,500	52,165	-
25	17,112,500	50,482	-
26	17,112,500	52,165	-
27	17,112,500	50,482	-
28	17,112,500	52,165	-
29	17,112,500	52,165	-
30	17,112,500	50,482	-
31	17,112,500	52,165	-
32	17,112,500	50,482	-
33	17,112,500	52,165	-
34	17,112,500	52,165	-
35	17,112,500	48,799	-
36	17,112,500	52,165	-
37	17,112,500	50,482	-
38	17,112,500	52,165	-
39	17,112,500	50,482	-
40	17,112,500	52,165	-
41	11,095,677	52,165	6,016,823
42	8,644,334	32,732	2,451,343
43	8,358,093	26,351	286,241
44	8,081,526	24,656	276,567
45	7,814,300	24,635	267,225
46	7,556,096	23,821	258,204
47	7,306,604	20,804	249,492
48	7,065,524	22,273	241,079
49	6,832,570	20,843	232,954
50	6,607,462	20,828	225,108
51	6,389,931	19,492	217,530
52	6,179,719	19,479	210,212
53	5,976,575	18,838	203,144
54	5,780,256	17,631	196,318
55	5,590,531	17,620	189,726
56	5,407,172	16,492	183,358
57	5,229,963	16,483	177,209
58	5,058,695	15,943	171,269
59	4,893,182	13,928	165,513
60	4,733,210	14,916	159,973
61	4,578,588	13,963	154,621
62	4,429,136	13,957	149,452
63	4,284,676	13,066	144,460
64	4,145,039	13,061	139,637
65	4,010,063	12,635	134,976
66	3,879,587	11,830	130,476
67	3,753,458	11,826	126,129
68	3,631,528	11,073	121,930
69	3,513,655	11,070	117,873
70	-	10,711	3,513,655

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months. In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR. In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR. In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.